UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 18, 2003
------------------
(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
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(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
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(Address of principal executive offices)

336-229-1127
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(Registrant's telephone number, including area code)


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

(a) Financial Statement of Business Acquired

The balance sheets of Dynacare Inc. as of June 30, 2002 and as of December 31, 2001 and December 31, 2000 and the related consolidated statements of operations, stockholders' equity, and cash flows for the six months ended June 30, 2002 and each of the years in the three year period ended December 31, 2001 are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.


(c) Exhibits

    23   Consent of Ernst & Young LLP

    99.1 Balance sheet of Dynacare Inc. as of June 30, 2002 and the related consolidated statements of operations, stockholders' equity, and cash flows for the six months ended June 30, 2002.

    99.1 Balance sheet of Dynacare Inc. as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholders equity, and cash flows for each of the years in the three year period ended December 31, 2001.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By:/s/ BRADFORD T. SMITH
                      --------------------------------
                      Bradford T. Smith
                      Executive Vice President
                      and Secretary


Date: February 18, 2003